Exhibit 10.9

EXHIBIT I

FORM OF IRREVOCABLE STANDBY LETTER OF CREDIT NO.

ISSUER:	[Insert Name of Issuing Bank]

ISSUE DATE:	__ ____, 200_

BENEFICIARY:	TACTICAL HOLDINGS, INC. A DELAWARE CORPORATION, UNDER THE STOCK PURCHASE AGREEMENT DATED DECEMBER 29, 2007 BETWEEN PHOENIX FOOTWEAR GROUP, INC., AS SELLER AND TACTICAL HOLDINGS, INC., AS BUYER

RE:	LETTER OF CREDIT ISSUED IN CONNECTION WITH SECTION 2(e) OF THE STOCK PURCHASE AGREEMENT DATED DECEMBER ___, 2007 BETWEEN PHOENIX FOOTWEAR GROUP, INC., AS SELLER, AND TACTICAL HOLDINGS, INC., AS BUYER, TO FUND INDEMNIFICATION PAYMENTS DUE FROM SELLER TO BUYER THEREUNDER

APPLICANT:	PHOENIX FOOTWEAR GROUP, INC.
5840 EL CAMINO REAL, SUITE 106
CARLSBAD, CALIFORNIA 92008

STATED EXPIRATION DATE:	JUNE 29, 2009

MAXIMUM STATED AMOUNT:	$________ (subject to reduction as provided below)

[insert name of issuing bank] (the “Issuer”) hereby issues this Irrevocable Standby Letter of Credit (the “Credit”) for the account of Phoenix Footwear Group, Inc. (the “Applicant”) in favor of Tactical Holdings, Inc. (the “Beneficiary”) under the Stock Purchase Agreement dated December 29, 2007 between Applicant and Beneficiary (the “Stock Purchase Agreement”).

Amount: The Credit is available in an aggregate amount (the “Maximum Stated Amount”) not to exceed $                    .

Requisites for Drawing: Issuer hereby agrees with the Beneficiary that any request for a Draw (each a “Draw Request”) under and in compliance with the terms of this Credit (each a “Draw” or a “Drawing”) shall be duly honored by Issuer, upon presentation in the form and by the means provided below on a Business Day before the Stated Expiration Date. A “Business Day” means any day other than (i) a Saturday or Sunday, or (ii) a day on which the commercial banks in [insert relevant jurisdiction for issuing bank], are authorized by law or executive order to close. Draws shall be paid in immediately available United States funds.

Each Draw Request under the Credit shall be documented by:

1.	The Beneficiary’s certificate in the form of Exhibit A or Exhibit B on Beneficiary’s letterhead bearing the clause “Drawn under [ ] Irrevocable Standby Letter of Credit Number ”, stating the amount of the Draw and executed on behalf of Beneficiary (each a “Draw Certificate”) and delivered simultaneously to Issuer and Applicant; and

2.	For any Drawing which exhausts the Maximum Stated Amount of this Letter of Credit, the original of this Credit shall accompany the Beneficiary’s Draw Certificate.

Each Drawing honored shall automatically reduce the Maximum Stated Amount. In no event shall the aggregate Draws hereunder exceed the Maximum Stated Amount.

Issuer shall have no duty to verify the correctness or completeness of any certificate or instructions delivered to Issuer by Beneficiary, but rather may rely without question on any Draw Certificate as to the amount for any Drawing.

Notices; Timing of Payments: All notices, requests, demands, claims and other communications hereunder will be in writing and shall be deemed effectively given (i) upon personal delivery to the party notified, (ii) five (5) days after deposit with the United States Post Office, by registered or certified mail, postage prepaid, return receipt requested, (iii) one day after deposit with a nationally recognized air courier service such as DHL or Federal Express for next day delivery, or (iv) on the day of facsimile transmission, with confirmed transmission, to the facsimile number shown below (or to such other facsimile number as the party to be notified may indicate by ten (10) days advance written notice to the other parties in the manner herein provided), provided that notice is also given under clauses (i), (ii) or (iii) above; in any such case addressed to the party to be notified at the address indicated below for that party, or at such other address as that party may indicate by ten (10) days advance written notice to the other parties in the manner herein provided:

[insert issuing bank’s name, address and contact person]

Phoenix Footwear Group, Inc.

El Camino Real, Suite 106

Carlsbad, California 92008

Attention: James R. Riedman, Chairman of the Board

Telephone: 760-602-1200

Telecopy: 760-602-9684

Tactical Holdings, Inc.

c/o Golden Gate Private Equity, Inc.

One Embarcadero Center, 33rd Floor

San Francisco, CA 94111

Attention: Ken Diekroeger

Telephone:

Telecopy:

No notice, request, demand, claim or other communication shall be deemed to have been duly given unless and until it is actually received by the intended recipient.

Payment Instructions: Draws shall be paid by means of electronic funds transfer, provided that the Beneficiary shall provide complete funds transfer instructions in advance in the form requested by Issuer, or on the appropriate Draw Certificate. The Beneficiary is hereby notified that in executing such payment order, Issuer will rely on the accuracy of the instructions provided by the Beneficiary on the appropriate Draw Certificate, particularly the account and routing and transit numbers provided by the Beneficiary. Issuer has no duty to refer to names and has no liability for losses resulting from errors in the Beneficiary’s instructions. The Beneficiary is requested to use extraordinary care in providing electronic funds transfer instructions.

Expiration:

This Credit shall expire on the earliest of:

(i) 3:00 p.m. Eastern Time on June 29, 2009 (the “Stated Expiration Date”); and

(ii) the date on which Issuer honors a Drawing which exhausts the Maximum Stated Amount.

This Letter of Credit sets forth in full the undertaking of Issuer, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any documents, instrument or agreement referred to herein, and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement.

ALL BANKING CHARGES ARE FOR THE ACCOUNT OF THE APPLICANT.

This Credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision) International Chamber of Commerce Publication No. 500 (the “UCP”). As to matters not governed by the UCP, this Credit is subject to the laws of New York State as in effect from time to time.

MANUFACTURERS AND TRADERS TRUST COMPANY

By:
Name:
Title:

By:
Name:
Title:

Exhibit A

[ON BENEFICIARY’S LETTERHEAD]

DRAW CERTIFICATE IN CONNECTION

WITH INDEMNIFICATION PAYMENTS

Drawn Under              Bank

Irrevocable Standby Letter of Credit No.

The undersigned individual, a duly authorized signatory of Tactical Holdings, Inc. (the “Beneficiary”), hereby certifies on behalf of the Beneficiary to [insert name of issuing bank and address] (the “Issuer”), with reference to Irrevocable Standby Letter of Credit No.                      (the “Letter of Credit”; capitalized terms not otherwise defined have the meanings ascribed to them in the Letter of Credit) issued by Issuer in favor of the Beneficiary as follows:

1. The Beneficiary is the buyer under the Stock Purchase Agreement dated December 29, 2007 between Phoenix Footwear Group, Inc. (“Applicant”) and Beneficiary.

2. The Beneficiary is making a Draw in the amount of $                     (the “Draw Amount”) under the Letter of Credit to satisfy a claim for indemnification which it made pursuant to Section 7 of the Stock Purchase Agreement by a Claim Notice dated [                    ], a copy of which is annexed hereto. There has been acceptance of the Claim by Seller in accordance with the terms of Section 7 of the Stock Purchase Agreement. [Attached hereto as Schedule 1 is a true and complete of the written agreement between the Beneficiary and the Applicant as to the Claim, including an authorization by Applicant to make this Draw]. [OR] Attached hereto as Schedule 1 is a true and complete copy of the judicial determination (as defined in the Stock Purchase Agreement) with respect to the Claim. Accordingly, payment of such indemnification claim is now due from Seller.

3. The Draw Amount does not exceed the Maximum Stated Amount less the aggregate amount of all previous Draws honored by Issuer, which total $                    .

4. A copy of this Draw Certificate has been delivered to Applicant concurrently with delivery to Issuer.

5. Beneficiary hereby instructs Issuer to remit the Draw Amount by electronic funds transfer via Fedwire to the undersigned at account no.                     , account title                     , routing/transit no.                     , bank name and address                     .

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Beneficiary has executed and delivered this Draw Certificate as of the              day of                     , 200  .

TACTICAL HOLDINGS, INC.

By:
Name:
Title:

Schedule 1 to

Draw Certificate in Connection with Indemnification Payments

[Written Agreement OR Judicial Determination]

Exhibit C

[ON BENEFICIARY’S LETTERHEAD]

DRAW CERTIFICATE IN CONNECTION

WITH INDEMNIFICATION PAYMENTS

Drawn Under [insert name of issuing bank]

Irrevocable Standby Letter of Credit No.

The undersigned individual, a duly authorized signatory of Tactical Holdings, Inc. (the “Beneficiary”), hereby certifies on behalf of the Beneficiary to [insert name of issuing bank] (the “Issuer”), with reference to Irrevocable Standby Letter of Credit No.                      (the “Letter of Credit”; capitalized terms not otherwise defined have the meanings ascribed to them in the Letter of Credit) issued by Issuer in favor of the Beneficiary as follows:

1. The Beneficiary is the buyer under the Stock Purchase Agreement dated December 29, 2007 between Phoenix Footwear Group, Inc. (“Applicant”) and Beneficiary.

2. The Beneficiary has in good faith made indemnification claims in the aggregate amount of $                     (the “Unresolved Claims”) pursuant to and in accordance with Section 7 of the Stock Purchase Agreement. The Unresolved Claims have not been accepted by Seller in accordance with the terms of the Stock Purchase Agreement, but rather remain pending and resolution thereof is or may be pursued in accordance with Section 7 of the Stock Purchase Agreement. A copy of [each][the] Claim Notice is annexed hereto as Schedule 1. [Note: select appropriate language]

3. The Beneficiary is making a Draw under the Letter of Credit in the amount of the Unresolved Claims (the “Draw Amount”) for the purpose of having the proceeds thereof deposited with the Manufacturers & Traders Trust Company, as escrow agent (“Escrow Agent”) pursuant to the Escrow Agreement dated December 29, 2007 among the Beneficiary, the Applicant and Escrow Agent to be held, invested and disbursed as provided therein.

4. The Draw Amount does not exceed the Maximum Stated Amount less the aggregate amount of all previous Draws honored by Issuer, which total $                    .

5. A copy of this Draw Certificate has been delivered to Applicant concurrently with delivery to Issuer.

6. Beneficiary hereby instructs Issuer to remit the Draw Amount to the Escrow Agent for deposit into the escrow account established by the Escrow Agent pursuant to and as required by the Escrow Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Beneficiary has executed and delivered this Draw Certificate as of the              day of                     , 200  .

TACTICAL HOLDINGS, INC.

By:
Name:
Title: